SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                       November 3, 2004 (October 29, 2004)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



        Delaware                      0-15905                     73-1268729
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Blue Dolphin Energy Company ("Company") issued a press release announcing that the Company and WBI Pipeline & Storage Group, Inc. ("WBI") entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") with SemGas, LP on October 29, 2004 for the sale of their interests in New Avoca Gas Storage, LLC ("New Avoca"). The Company, held a 25% equity interest in, and was the manager of, New Avoca, and WBI Pipeline & Storage Group, Inc., held a 75% equity interest in New Avoca. New Avoca was formed to complete the design and to develop a natural gas storage facility in Avoca, New York. The New Avoca assets included:

         o approximately 900 acres of land located south of Rochester near the town of Avoca, New York;
          o        pumps and a pipeline for fresh water;
         o a pump house containing 12 pumps (6,400 HP) for the solution mining operation;
         o        7 cavern wells - 4,000 feet deep;
         o        6 brine disposal wells - 9,000 feet to 11,000 feet deep;
         o a storage building with valves, fittings, and miscellaneous parts;
         o        electrical switch gear;
         o        solution mining equipment; and
         o        compressor foundations.

This transaction closed on October 29, 2004. Pursuant to the terms of the Purchase and Sale Agreement, the Company received $.9 million for its interest in New Avoca, and may receive an additional payment of up to $.4 million, subject to the commencement of commercial operations from a storage cavern at the New Avoca natural gas storage facility prior to October 29, 2011. The Company expects to use the proceeds from this sale for working capital and general corporate purposes.

The above description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits - none.

                  10.1 Purchase And Sale Agreement by and between Blue Dolphin Energy Company WBI Pipeline & Storage Group, Inc. and SemGas LP, Dated October 29, 2004

                  99.1     Press Release dated November 1, 2004

SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November  3, 2004.

                                                     BLUE DOLPHIN ENERGY COMPANY


                                                      /s/ G. Brian Lloyd
                                                     ---------------------------
                                                     By:  G. Brian Lloyd
                                                     Vice President, Treasurer

                                INDEX TO EXHIBITS



Exhibit       Description of Exhibit
-------       ----------------------

10.1 Purchase And Sale Agreement by and between Blue Dolphin Energy Company WBI Pipeline & Storage Group, Inc. and SemGas LP, Dated October 29, 2004

99.1          Press Release dated November 1, 2004